 GT GLOBAL
 OVER 25 YEARS
 OF INVESTING
 WORLDWIDE
GT GLOBAL
EUROPE
GROWTH FUND

SEMIANNUAL REPORT
JUNE 30, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Financial
Statements...........         F1

The  views of the Fund's manage-
ment as described in this report
are  as  of  the  date  it   was
written.  Portfolio holdings and
allocations are as  of June  30,
1997,  unless  otherwise  noted.
Views,  portfolio  holdings  and
allocations   may  have  changed
subsequent to these dates.

MESSAGE FROM THE CHAIRMAN

Dear Investor,

This report is written in a style we hope you find enjoyable to read and easy to understand. Our intention is to provide our shareholders with meaningful information about the relative performance of GT Global Mutual Funds. We think it is important to help investors develop a global perspective about their investments, including developments in individual economies around the world. Specifically, we address how macroeconomic and political events within countries influence investment results and, ultimately, Fund performance.

In this semiannual report, we describe our management process and offer insights into the Fund's investment strategy. Companies and countries in which the Fund invests are discussed, as well as issues pertinent to decisions affecting the Funds. Biographical information on portfolio managers' background and experience is also included, and through our question and answer format, we make it possible for shareholders to be included in the thought processes that form the basis of their investment decisions. Additionally, we have included performance illustrations that show the historical returns of a hypothetical investment and compare it to an appropriate benchmark.

We make every effort to communicate as clearly as possible because we want you, our shareholders, to have a useful understanding of what is happening with your investments in GT Global Mutual Funds, and why.

We would also like to emphasize that today--as global investing continues to become increasingly complex, information travels as quickly as a keystroke, and critical decisions must be made within shorter time frames--prudent advice, professional management, global diversification and investing for the long term have never been more important.

As always, we appreciate and value our shareholders in GT Global Mutual Funds.

Sincerely,

/s/ William J. Guilfoyle

William J. Guilfoyle
CHAIRMAN OF THE BOARD AND PRESIDENT
GT GLOBAL MUTUAL FUNDS

                                       1
                                     * * *

GT GLOBAL EUROPE GROWTH FUND
PERFORMANCE SUMMARY

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The GT Global Europe Growth Fund seeks long-term capital growth by investing primarily in the equity securities of issuers from European countries. Over the long term, we tend to favor growth-oriented companies increasing their share of market capitalization.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 GT Global Europe Growth Fund Class A              MSCI Europe Index
7/19/85      $9,525                                   $10,000
              9,535                                    10,191
              9,563                                    10,717
             10,068                                    10,897
             10,954                                    12,111
             11,763                                    13,063
             12,992                                    13,637
             12,897                                    13,902
             13,907                                    15,559
             15,059                                    16,837
             16,116                                    18,408
             14,621                                    16,786
             15,288                                    17,524
             15,859                                    17,380
             17,278                                    19,328
             16,659                                    18,110
             16,678                                    18,227
             17,831                                    19,210
             18,317                                    19,700
             19,421                                    20,577
             20,498                                    21,319
             21,210                                    22,379
             22,050                                    23,263
             22,373                                    23,141
             22,778                                    23,809
             24,175                                    24,617
             25,187                                    24,829
             26,077                                    24,999
             19,560                                    20,254
             18,643                                    19,371
             19,523                                    20,507
             18,945                                    19,674
             19,775                                    20,840
             19,913                                    21,422
             20,077                                    21,829
             19,737                                    21,430
             20,139                                    21,222
             19,901                                    21,278
             19,285                                    20,320
             20,224                                    21,433
             21,437                                    23,428
             21,315                                    23,725
             21,692                                    23,860
             22,962                                    24,734
             22,655                                    24,462
             23,199                                    24,648
             24,426                                    25,341
             24,161                                    24,052
             24,984                                    25,053
             26,742                                    28,012
             27,342                                    27,671
             28,374                                    28,156
             26,226                                    26,320
             27,956                                    27,792
             30,522                                    30,793
             30,355                                    30,722
             29,853                                    29,997
             31,164                                    30,432
             30,271                                    29,636
             31,555                                    32,061
             32,392                                    33,200
             33,815                                    34,612
             29,490                                    31,192
             25,668                                    27,532
             27,035                                    29,866
             26,505                                    30,179
             26,031                                    29,756
             26,533                                    30,771
2/28/91      28,542                                    33,477
             27,760                                    31,245
             27,286                                    30,929
             27,732                                    31,854
             26,282                                    29,191
             27,230                                    31,226
             27,230                                    31,808
             27,147                                    32,774
             26,114                                    32,098
             25,110                                    31,357
             27,157                                    33,821
             27,044                                    33,824
             27,242                                    33,969
             26,647                                    32,793
             27,695                                    34,615
             28,601                                    36,599
             27,723                                    35,931
             26,506                                    34,662
             26,279                                    34,564
             24,410                                    34,008
             23,079                                    31,648
             23,759                                    31,646
             24,099                                    32,385
             24,127                                    32,452
             24,495                                    32,836
             25,373                                    34,537
             26,109                                    35,312
             26,534                                    35,704
             26,647                                    35,194
             27,355                                    35,326
             29,592                                    38,437
             28,459                                    38,330
             29,592                                    39,938
             28,771                                    39,088
             30,923                                    42,034
             33,062                                    44,186
             31,465                                    42,633
             30,010                                    41,439
             31,151                                    43,168
             29,496                                    41,345
             28,983                                    40,925
             30,837                                    43,083
             31,322                                    44,463
             29,867                                    42,714
             30,723                                    44,589
             29,325                                    42,895
             29,129                                    43,153
             28,432                                    42,830
             28,490                                    43,815
             27,851                                    45,865
             29,100                                    47,349
             29,738                                    48,335
             30,261                                    48,808
             31,975                                    51,370
             31,103                                    49,401
             32,149                                    50,911
             31,800                                    50,689
             31,626                                    51,067
             31,999                                    52,703
             32,117                                    53,064
             33,441                                    54,049
             34,470                                    54,714
             34,911                                    55,129
             35,911                                    55,573
             36,529                                    56,204
             34,294                                    55,520
             35,499                                    57,187
             36,146                                    58,409
             36,411                                    59,785
             37,764                                    62,834
             38,274                                    64,070
             38,511                                    64,262
             39,105                                    65,130
             39,818                                    67,253
             38,719                                    66,938
             39,966                                    69,816
6/30/97      41,926                                    73,328

The chart above shows the performance of the GT Global Europe Growth Fund, Class A shares, since the Fund's inception, versus the MSCI Europe Index. This represents a cumulative return of 319.26% and an average annual total return of 12.75% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $15,790 on June 30, 1997. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $14,206 on June 30, 1997.

AVERAGE ANNUAL TOTAL RETURNS%(1)
JUNE 30, 1997

Share Class       Without Sales Charge(2)           With Sales Charge
                1-Year 5-Year  10-Year  LOF     1-Year 5-Year  10-Year  LOF

Class A(3)       14.77  8.62     6.29  13.21     9.32    7.57    5.77  12.75
Class B(3)       14.09   N/A     N/A   11.69     9.09    N/A     N/A   11.36
Advisor Class(4) 15.09   N/A     N/A   18.37     N/A     N/A     N/A    N/A

HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS % (LAST 10 YEARS)

            1987   1988   1989   1990   1991   1992    1993      1994  1995   1996
 Class A    6.59  11.11  40.71  -14.72  4.33  -11.26  28.32     -5.80  9.86  19.61
 Class B     N/A    N/A    N/A    N/A    N/A    N/A   20.50(3)  -6.38  9.20  18.79

(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations (Class A shares) on July 19, 1985; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                       2
                                     * * *

INTERVIEW WITH PORTFOLIO MANAGER
ANNA POWELL

Q HOW DID THE FUND PERFORM?

A While the Fund has participated in the general rally of European stock markets, our strong gains in Switzerland and Sweden were overshadowed by weak security selection in the UK and Italy, resulting in a total return of 9.54% for Class A shares (4.34% including the maximum 4.75% sales charge) for the six months ended June 30, 1997. Total return for Class B shares was 9.27% (4.27% including the 5% maximum contingent deferred sales charge). The Morgan Stanley Capital International (MSCI) Europe Index(5) returned 14.45% over the same period.

Q WHICH COMPANIES WERE PARTICULARLY DISAPPOINTING?

A In the UK, both Premier Farnell and Reuters disappointed on corporate results. This called into question long-term growth rates, and therefore the Fund has subsequently sold shares of both companies (Reuters was sold just after the end of the reporting period). In Italy, Gucci, the luxury goods company, suffered from the weakness of the yen and the resulting impact on Japanese spending. However, the ability of the group to grow sustainably above the market by expanding product segments and increasing retail space has not changed, and we believe the recent underperformance will reverse.

Q WHAT WAS THE INVESTMENT ENVIRONMENT LIKE OVER THE PERIOD?

A Most major European markets rose to near all-time highs as interest rates trended down (with the exception of the UK), and investors focused on the potential for accelerated growth over the next year. The European Commission forecast that GDP growth should increase from 1.6% in 1996 to 2.4% in 1997 and 2.8% in 1998 for the EU (European Union) as a whole. The profits of many larger European companies were also buoyed by the strength of the U.S. dollar and UK sterling. Since the beginning of 1996, the dollar has rallied by over 10% against major continental European currencies and, at around DM2.93, sterling is at its highest rate since mid-1992, providing an additional fillip to continental exporters' earnings. The Swiss market, encouraged by a fall in interest rates to their lowest level since 1979, was the top-performing market in dollar terms over the first half of the year. Stock market strength also came from the benefits many larger corporations have enjoyed as a result of mergers, de-mergers, wholesale restructuring and other measures taken over the last two years to boost profitability.

Q WERE THERE ANY SHIFTS IN THE FUND'S STRATEGY OVER THE PERIOD?

A As markets have rerated, we have been taking money out of strong growth sectors where we felt valuations were full. For example, we took gains in a number of companies that had reached attractive price levels such as Carrefour, Wolters Kluwer and Sodexho. We subse-

                                                               Continued p.4
VALUE IN EUROPEAN EQUITIES

                 MSCI U.S.                   MSCI Europe
P/Cash Flow        13.2                         10.5
P/Book Value        3.85                         2.84


WHILE EUROPEAN COMPANIES HAVE APPEARED UNDERVALUED RELATIVE TO U.S. COMPANIES FOR SOME TIME, PRIMARILY AS A RESULT OF LOWER PROFITABILITY, WE BELIEVE CATALYSTS FOR CHANGE ARE IN PLACE. A FAVORABLE ECONOMIC CYCLE AND HEIGHTENED MANAGEMENT FOCUS ON CREATING SHAREHOLDER VALUE THROUGH ASSET SALES AND CONCENTRATION ON CORE BUSINESSES BODE WELL FOR EUROPEAN SHARE PRICES. IN ADDITION, INCREASED MERGER AND ACQUISITIONS ACTIVITY IS LEADING TO IMPROVEMENTS IN PROFITABILITY.

Source: Morgan Stanley Capital International, June 30, 1997.

(5) The MSCI Europe index is an arithmetic average, weighted by market value, of the performance of 563 securities listed on 14 major European stock exchanges. It includes the effect of reinvested dividends and is measured in U.S. dollars.

The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

                                       3
                                     * * *
quently reinvested profits in areas that were restructuring, including companies such as Alcatel, France's dominant supplier of telecommunications equipment, and Akzo Nobel, the Dutch chemicals and pharmaceuticals company.

Q WHAT IS THE FUND'S CURRENT INVESTMENT STRATEGY?

A In general, the Fund's investment strategy focuses on particular stocks and sectors, rather than markets, emphasizing companies offering visibly superior earnings growth prospects. This reflects our view that in an environment of global disinflation, investors are likely to seek--and pay premium multiples for--companies and industries that are expanding.

The portfolio currently includes major companies that are restructuring and stocks we believe have strong positions in rapidly growing segments of the media and telecommunications industries. Additionally, we find selected companies in service industries such as specialist software and temporary manpower attractive. In this area, we feel companies such as Dassault Systemes, a European global leader in the software niche of CAD (computer-aided design software), are presenting particularly attractive opportunities.

The Fund also seeks out opportunities offered by world class companies that are leaders in industries such as pharmaceuticals. Key holdings include Glaxo Wellcome, and companies we think will be beneficiaries of rationalization and cost-cutting. Of course, continental Europe is also home to many multinational corporations that have the potential to exploit the growth in demand for infrastructure and telecommunications equipment in emerging markets.

Q WHAT IS YOUR POSITION ON FINANCIALS?

A While the Fund is underweighted in financials generally, we maintain a selective exposure to financial services companies, notably three Scandinavian banks that are restructuring. We feel these banks are mispriced and likely to be at the forefront of a European consolidation in the financial services sector. In Sweden we own Sparbanken and Svenska Handelsbanken, and in Denmark we own Unidanmark. We feel Europe is massively overbanked and are finding interesting opportunities in some of the smaller markets. These markets are beginning to realize that as their customers become more international and need more services, banks will have to form cross-border alliances and make other changes to be competitive. So far, consolidation is taking place in Sweden and Norway, and we believe it will soon spread to Denmark.

Q WHAT IS YOUR LONGER-TERM OUTLOOK FOR EUROPEAN MARKETS?

A It's important to emphasize that Europe is different from other mature areas. Looking at a list of the top 10 companies globally in each sector, we find that in spite of Europe's having an aggregate GDP level comparable to the U.S., European companies are under-represented. This is because their markets are more fragmented. However, as European companies realize the need for economies of scale, we expect more of them to be included. Already, we've seen a number of big consolidations, particularly in IT (information technology), services and health care. Moreover, as the concept of shareholder value and the need to maximize returns continue to gain ground in Europe, we anticipate increasingly interesting investment opportunities.

ABOUT THE PORTFOLIO MANAGER

ANNA POWELL - Portfolio Manager for Chancellor LGT Asset Management since 1995. Previously, Ms. Powell was a Portfolio Manager of European Equities for Robert Fleming and a European Equity Analyst for Charterhouse Bank Ltd. She received her B.A. from Durham University.

GEOGRAPHIC ALLOCATION OF NET ASSETS %
JUNE 30, 1997

 Austria                   0.3
 Denmark                   4.5
 Finland                   6.7
 France                   17.5
 Germany                   4.2
 Ireland                   1.9
 Italy                    10.2
 Netherlands              16.5
 Norway                    1.3
 Portugal                  1.6
 Spain                     2.8
 Sweden                   11.6
 Switzerland               6.4
 UK                       13.3
 U.S., Short Term & Other  1.2


                                       4
                                     * * *

SECTOR ALLOCATION OF NET ASSETS %
JUNE 30, 1997

 Services                  27.2
 Technology                14.1
 Health Care               12.2
 Finance                   11.0
 Capital Goods              8.0
 Energy                     7.7
 Consumer Non-Durables      7.2
 Materials/Basic Industry   4.0
 Multi-Industry/Misc.       3.7
 Consumer Durables          1.5
 Short Term & Other         3.4

A complete listing of holdings and allocations may be found in the Financial Statements section of this report.

GT GLOBAL EUROPE GROWTH FUND                                                                        % of
KEY PORTFOLIO HOLDINGS                                                               Country      Net Assets
TOTAL S.A.  Explores for, produces, refines, transports and markets oil and          France          3.5
natural gas. The company also operates a chemicals division that produces rubber, paint, ink, adhesives and resins. Total operates worldwide.

GUCCI GROUP  Designs, produces and distributes personal luxury accessories            Italy          3.1
and apparel throughout the world. Products include leather goods, shoes, ties and scarves, among other items.

ADECCO S.A.  An international personnel and temporary employment company.          Switzerland       3.1

DASSAULT SYSTEMES S.A.  Develops computer-aided design, computer-aided               France          3.1
manufacturing and computer-aided engineering software products. The company markets and sells through a relationship with International Business Machines
(IBM).

STET SOCIETA FINANZIARIA TELEFONICA S.p.A.  The financial parent company for          Italy          3.0
companies operating in the field of telecommunications, manufacturing, electronics and network construction. The company's subsidiaries are also active in publishing and telematics information services.

AKZO NOBEL N.V.  A worldwide operating company with activities in more than        Netherlands       3.0
50 countries. Products include chemicals, man-made fibers, paints, enamels and salts, ethical drugs, veterinary products, hospital supplies and diagnostics.

ALCATEL ALSTHOM COMPAGNIE GENERALE D'ELECTRICITE  Develops, produces and             France          2.9
distributes telecommunication equipment and systems for public network, business and residential applications. Among other activities, the company manufactures equipment for electrical power generation, transmission and distribution networks and railway transportation.

ENTE NAZIONALE IDROCARBURI S.p.A. (ENI)  One of the largest oil and natural           Italy          2.9
gas companies in the world, with operations in 80 countries. In petrochemicals, ENI is a European leader in the manufacture of ethylene. ENI is also a world leader in offshore oil and gas pipelaying.

KONINKLIJKE AHOLD N.V.  An international retailing organization focusing on        Netherlands       2.9
distributing and selling food products. Ahold also operates specialty stores, institutional food supply, food production, and wholesaling divisions.

SOL MELIA S.A.  A hotel management and franchise company that operates 182            Spain          2.8
hotels in 20 countries. The company manages and franchises hotels under the names Melia, Sol and Paradisus.

Source: Bloomberg, August 1997.

                                       5
                                     * * *

GT GLOBAL
EUROPE
GROWTH FUND

FINANCIAL
STATEMENTS

                          GT GLOBAL EUROPE GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (27.2%)
  Adecco S.A.{V} ............................................   SWTZ           43,689   $ 16,761,740         3.1
    CONSUMER SERVICES
  Stet Societa' Finanziaria Telefonica S.p.A. ...............   ITLY        2,820,800     16,406,474         3.0
    TELEPHONE NETWORKS
  Koninklijke Ahold N.V. ....................................   NETH          183,287     15,454,342         2.9
    RETAILERS-FOOD
  Sol Melia S.A. ............................................   SPN           366,400     15,038,806         2.8
    LEISURE & TOURISM
  Kuoni Reisen Holdings "B" - Registered ....................   SWTZ            3,920     13,410,879         2.5
    LEISURE & TOURISM
  Reed International PLC ....................................   UK          1,251,000     12,124,596         2.2
    BUSINESS & PUBLIC SERVICES
  Vendex International N.V. .................................   NETH          215,739     11,808,525         2.2
    RETAILERS-OTHER
  VNU (Verenigde Nederlandse Uitgeversbedrijven Verenigd
   Bezit) ...................................................   NETH          520,000     11,490,835         2.1
    BROADCASTING & PUBLISHING
  Castorama Dubois Investisse ...............................   FR             71,900     10,112,122         1.9
    RETAILERS-OTHER
  Telecel - Comunicacaoes Pessoais S.A.-/- ..................   PORT          103,383      8,576,090         1.6
    WIRELESS COMMUNICATIONS
  Reuters Holdings PLC ......................................   UK            799,200      8,424,540         1.6
    BROADCASTING & PUBLISHING
  EMAP PLC ..................................................   UK            500,000      6,190,674         1.1
    BROADCASTING & PUBLISHING
  Seat SpA-/- ...............................................   ITLY        2,820,800        901,105         0.2
    BROADCASTING & PUBLISHING
                                                                                        ------------
                                                                                         146,700,728
                                                                                        ------------
Technology (14.1%)
  Dassault Systemes S.A. ....................................   FR            235,600     16,707,799         3.1
    SOFTWARE
  Alcatel Alsthom Compagnie Generale d'Electricite ..........   FR            127,200     15,921,091         2.9
    TELECOM TECHNOLOGY
  TT Tieto Oy "B" ...........................................   FIN           147,400     12,777,639         2.4
    COMPUTERS & PERIPHERALS
  Baan Company N.V.-/- {\/} .................................   NETH          156,600     10,785,825         2.0
    SOFTWARE
  IONA Technologies PLC - ADR-/- {\/} .......................   IRE           521,000     10,289,750         1.9
    SOFTWARE
  Group Axime-/- ............................................   FR             83,170      9,830,133         1.8
    COMPUTERS & PERIPHERALS
                                                                                        ------------
                                                                                          76,312,237
                                                                                        ------------
Health Care (12.2%)
  OY Tamro AB ...............................................   FIN         1,781,160     12,352,249         2.3
    PHARMACEUTICALS
  Schering AG ...............................................   GER           108,430     11,582,649         2.1
    PHARMACEUTICALS
  Novo Nordisk A/S "B" ......................................   DEN           102,900     11,217,116         2.1
    PHARMACEUTICALS

    The accompanying notes are an integral part of the financial statements.

                                       F1

                          GT GLOBAL EUROPE GROWTH FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Health Care (Continued)
  British Biotech PLC-/- ....................................   UK          2,770,000   $ 10,378,851         1.9
    PHARMACEUTICALS
  Glaxo Wellcome PLC ........................................   UK            385,200      7,954,172         1.5
    PHARMACEUTICALS
  Genset: ...................................................   FR                 --             --         1.3
    BIOTECHNOLOGY
    ADR-/- {\/} .............................................   --            313,667      6,077,298          --
    Common-/- ...............................................   --             14,900        849,119          --
  M.L. Laboratories PLC-/- ..................................   UK          1,353,707      3,606,880         0.7
    PHARMACEUTICALS
  Nearmedic Ltd.-/- .........................................   ASTRI          12,364      1,845,749         0.3
    PHARMACEUTICALS
                                                                                        ------------
                                                                                          65,864,083
                                                                                        ------------
Finance (11.0%)
  Unidanmark AS "A" .........................................   DEN           235,100     13,203,490         2.4
    BANKS-REGIONAL
  Sparbanken Sverige AB "A" .................................   SWDN          576,760     12,821,859         2.4
    BANKS-REGIONAL
  M & G Group PLC ...........................................   UK            600,000     12,289,759         2.3
    INVESTMENT MANAGEMENT
  ING Groep N.V. ............................................   NETH          262,000     12,072,811         2.2
    OTHER FINANCIAL
  Svenska Handelsbanken, Inc. "A" Free ......................   SWDN          288,900      9,185,653         1.7
    BANKS-MONEY CENTER
                                                                                        ------------
                                                                                          59,573,572
                                                                                        ------------
Capital Goods (8.0%)
  Telefonaktiebolaget LM Ericsson "B" .......................   SWDN          323,000     12,712,098         2.4
    TELECOM EQUIPMENT
  SGL Carbon AG .............................................   GER            80,800     11,060,499         2.1
    INDUSTRIAL COMPONENTS
  The Rauma Group ...........................................   FIN           481,500     11,037,834         2.0
    MACHINERY & ENGINEERING
  Schneider SA ..............................................   FR            151,700      8,069,753         1.5
    ELECTRICAL PLANT/EQUIPMENT
                                                                                        ------------
                                                                                          42,880,184
                                                                                        ------------
Energy (7.7%)
  Total S.A. "B" ............................................   FR            188,000     18,991,190         3.5
    OIL
  Ente Nazionale Idrocarburi (ENI) S.p.A. ...................   ITLY        2,754,700     15,549,499         2.9
    OIL
  Petroleum Geo-Services ASA-/- .............................   NOR           149,900      7,219,316         1.3
    ENERGY EQUIPMENT & SERVICES
                                                                                        ------------
                                                                                          41,760,005
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F2

                          GT GLOBAL EUROPE GROWTH FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Consumer Non-Durables (7.2%)
  Gucci Group - NY Registered Shares{\/} ....................   ITLY          260,550   $ 16,772,906         3.1
    TEXTILES & APPAREL
  Polygram ..................................................   NETH          219,300     11,500,967         2.1
    RECREATION
  Cadbury Schweppes PLC .....................................   UK          1,236,700     11,028,357         2.0
    BEVERAGES - NON-ALCOHOLIC
                                                                                        ------------
                                                                                          39,302,230
                                                                                        ------------
Materials/Basic Industry (4.0%)
  Akzo Nobel N.V. ...........................................   NETH          119,300     16,339,969         3.0
    CHEMICALS
  Saes Getters S.p.A.: ......................................   ITLY               --             --         1.0
    CHEMICALS
    ADR{\/} .................................................   --            405,600      3,853,200          --
    di Risp .................................................   --            153,900      1,494,791          --
                                                                                        ------------
                                                                                          21,687,960
                                                                                        ------------
Multi-Industry/Miscellaneous (3.7%)
  Incentive AB "A" ..........................................   SWDN          140,950     12,752,359         2.4
    CONGLOMERATE
  Pricer AB-/- ..............................................   SWDN          211,463      7,270,151         1.3
    MISCELLANEOUS
                                                                                        ------------
                                                                                          20,022,510
                                                                                        ------------
Consumer Durables (1.5%)
  Valeo S.A. ................................................   FR            131,571      8,166,970         1.5
    AUTO PARTS
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $427,858,993) ................                            522,270,479        96.6
                                                                                        ------------       -----

                                                                            NO. OF         VALUE         % OF NET
WARRANTS                                                       COUNTRY     WARRANTS       (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
  Astra "A" Call Warrants, expire 10/21/98 ..................   SWDN          593,000      7,549,502         1.4
    PHARMACEUTICALS
  Union Bank of Switzerland Roche Warrants "C", expire
   7/98 .....................................................   SWTZ          740,600      4,357,961         0.8
    PHARMACEUTICALS
                                                                                        ------------       -----

TOTAL WARRANTS (cost $10,061,439) ...........................                             11,907,463         2.2
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F3

                          GT GLOBAL EUROPE GROWTH FUND

                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated June 30, 1997, with State Street Bank & Trust Co.,
   due July 1, 1997, for an effective yield of 5.75%,
   collateralized by $17,585,000 U.S. Treasury Bills, 6.125%
   due 3/31/98 (market value of collateral is $17,895,681,
   including accrued interest). (cost $17,540,801).  ........                           $ 17,540,801         3.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $455,461,233)  * ....................                            551,718,743       102.0
Other Assets and Liabilities ................................                            (10,766,491)       (2.0)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $540,952,252       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {\/}  U.S. currency denominated.
        -/-  Non-income producing security.
        {V}  Security is denominated in French Francs.
          * For Federal income tax purposes, cost is $458,004,818 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $ 108,791,928
                 Unrealized depreciation:           (15,078,003)
                                                  -------------
                 Net unrealized appreciation:     $  93,713,925
                                                  -------------
                                                  -------------

    Abbreviation:
    ADR--American Depository Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at June 30, 1997, was concentrated in the following countries:

                                               PERCENTAGE OF NET ASSETS {D}
                                        -------------------------------------------
                                                 FIXED INCOME,
                                                   RIGHTS &      SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY     WARRANTS       & OTHER     TOTAL
--------------------------------------  ------   -------------   ----------   -----
Austria (ASTRI/ATS) ..................    0.3                                   0.3
Denmark (DEN/DKK) ....................    4.5                                   4.5
Finland (FIN/FIM) ....................    6.7                                   6.7
France (FR/FRF) ......................   17.5                                  17.5
Germany (GER/DEM) ....................    4.2                                   4.2
Ireland (IRE/IEP) ....................    1.9                                   1.9
Italy (ITLY/ITL) .....................   10.2                                  10.2
Netherlands (NETH/NLG) ...............   16.5                                  16.5
Norway (NOR/NOK) .....................    1.3                                   1.3
Portugal (PORT/PTE) ..................    1.6                                   1.6
Spain (SPN/ESP) ......................    2.8                                   2.8
Sweden (SWDN/SEK) ....................   10.2         1.4                      11.6
Switzerland (SWTZ/CHF) ...............    5.6         0.8                       6.4
United Kingdom (UK/GBP) ..............   13.3                                  13.3
United States & Other (US/USD) .......     --                        1.2        1.2
                                        ------      -----          -----      -----
Total  ...............................   96.6         2.2            1.2      100.0
                                        ------      -----          -----      -----
                                        ------      -----          -----      -----

--------------

{d}  Percentages indicated are based on net assets of $540,952,252.

    The accompanying notes are an integral part of the financial statements.

                                       F4

                          GT GLOBAL EUROPE GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $455,461,233) (Note 1)....................................  $551,718,743
  U.S. currency...........................................................................  $      615
  Foreign currencies (cost $2,209,620)....................................................   2,195,939     2,196,554
                                                                                            ----------
  Receivable for securities sold......................................................................     7,095,467
  Dividends and dividend withholding tax reclaims receivable..........................................     1,029,640
  Receivable for Fund shares sold.....................................................................       220,369
  Miscellaneous receivable............................................................................        28,649
  Cash held as collateral for securities loaned (Note 1)..............................................    70,266,365
                                                                                                        ------------
    Total assets......................................................................................   632,555,787
                                                                                                        ------------
Liabilities:
  Payable for Fund shares repurchased.................................................................    10,255,341
  Payable for securities purchased....................................................................     9,852,787
  Payable for investment management and administration fees (Note 2)..................................       432,704
  Payable for transfer agent fees (Note 2)............................................................       214,167
  Payable for service and distribution expenses (Note 2)..............................................       207,838
  Payable for printing and postage expenses...........................................................       203,997
  Payable for custodian fees (Note 1).................................................................        74,885
  Payable for registration and filing fees............................................................        41,248
  Payable for professional fees.......................................................................        20,171
  Payable for Trustees' fees and expenses (Note 2)....................................................        11,761
  Payable for fund accounting fees (Note 2)...........................................................         8,899
  Other accrued expenses..............................................................................        13,372
  Collateral for securities loaned (Note 1)...........................................................    70,266,365
                                                                                                        ------------
    Total liabilities.................................................................................    91,603,535
                                                                                                        ------------
Net assets............................................................................................  $540,952,252
                                                                                                        ------------
                                                                                                        ------------
Class A:
Net asset value and redemption price per share ($446,293,289 DIVIDED BY 31,602,167 shares
 outstanding).........................................................................................  $      14.12
                                                                                                        ------------
                                                                                                        ------------
Maximum offering price per share (100/95.25 of $14.12) *..............................................  $      14.82
                                                                                                        ------------
                                                                                                        ------------
Class B:+
Net asset value and offering price per share ($93,279,904 DIVIDED BY 6,707,251 shares outstanding)....  $      13.91
                                                                                                        ------------
                                                                                                        ------------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,379,059 DIVIDED BY
 97,314 shares outstanding)...........................................................................  $      14.17
                                                                                                        ------------
                                                                                                        ------------
Net assets consist of:
  Paid in capital (Note 4)............................................................................  $498,407,219
  Undistributed net investment income.................................................................        58,683
  Accumulated net realized loss on investments and foreign currency transactions......................   (53,652,749)
  Net unrealized depreciation on translation of assets and liabilities in foreign currencies..........      (118,411)
  Net unrealized appreciation of investments..........................................................    96,257,510
                                                                                                        ------------
Total -- representing net assets applicable to capital shares outstanding.............................  $540,952,252
                                                                                                        ------------
                                                                                                        ------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                          GT GLOBAL EUROPE GROWTH FUND

                            STATEMENT OF OPERATIONS

                   Six months ended June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

Investment income: (Note 1)
  Dividend income (net of foreign withholding tax of $1,248,728).......................................  $ 4,460,572
  Interest income......................................................................................      676,910
                                                                                                         -----------
    Total investment income............................................................................    5,137,482
                                                                                                         -----------
Expenses:
  Investment management and administration fees (Note 2)...............................................    2,655,929
  Service and distribution expenses: (Note 2)
    Class A...............................................................................  $   791,968
    Class B...............................................................................      457,198    1,249,166
                                                                                            -----------
  Transfer agent fees (Note 2).........................................................................      907,444
  Custodian fees (Note 1)..............................................................................      279,451
  Printing and postage expenses........................................................................       94,765
  Registration and filing fees.........................................................................       87,692
  Fund accounting fees (Note 2)........................................................................       68,262
  Audit fees...........................................................................................       26,014
  Trustees' fees and expenses (Note 2).................................................................        6,763
  Legal fees...........................................................................................        5,456
  Other expenses (Note 1)..............................................................................       98,041
                                                                                                         -----------
    Total expenses before reductions...................................................................    5,478,983
                                                                                                         -----------
      Expense reductions (Notes 1 & 5).................................................................     (400,184)
                                                                                                         -----------
    Total net expenses.................................................................................    5,078,799
                                                                                                         -----------
Net investment income..................................................................................       58,683
                                                                                                         -----------
Net realized and unrealized gain (loss) on investments and foreign currencies: (Note 1)
  Net realized gain on investments........................................................   50,531,989
  Net realized loss on foreign currency transactions......................................   (1,374,627)
                                                                                            -----------
    Net realized gain during the period................................................................   49,157,362
  Net change in unrealized depreciation on translation of assets and liabilities in
   foreign currencies.....................................................................     (150,294)
  Net change in unrealized appreciation of investments....................................    4,943,426
                                                                                            -----------
    Net unrealized appreciation during the period......................................................    4,793,132
                                                                                                         -----------
Net realized and unrealized gain on investments and foreign currencies.................................   53,950,494
                                                                                                         -----------
Net increase in net assets resulting from operations...................................................  $54,009,177
                                                                                                         -----------
                                                                                                         -----------

    The accompanying notes are an integral part of the financial statements.

                                       F6

                          GT GLOBAL EUROPE GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                            SIX MONTHS ENDED
                                                                                             JUNE 30, 1997        YEAR ENDED
                                                                                              (UNAUDITED)      DECEMBER 31, 1996
                                                                                            ----------------   -----------------
Decrease in net assets
Operations:
  Net investment income (loss)............................................................   $        58,683    $     (1,938,485)
  Net realized gain on investments and foreign currency transactions......................        49,157,362          86,541,400
  Net change in unrealized depreciation on translation of assets and liabilities in
   foreign currencies.....................................................................          (150,294)           (218,619)
  Net change in unrealized appreciation of investments....................................         4,943,426          23,691,090
                                                                                            ----------------   -----------------
    Net increase in net assets resulting from operations..................................        54,009,177         108,075,386
                                                                                            ----------------   -----------------
Class A:
Distributions to shareholders: (Note 1)
  From net realized gain on investments...................................................                --          (4,360,146)
Class B:
Distributions to shareholders: (Note 1)
  From net realized gain on investments...................................................                --            (815,186)
Advisor Class: (Note 1)
Distributions to shareholders:
  From net realized gain on investments...................................................                --             (29,590)
                                                                                            ----------------   -----------------
    Total distributions...................................................................                --          (5,204,922)
                                                                                            ----------------   -----------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested........................................     1,158,963,510       3,224,591,371
  Decrease from capital shares repurchased................................................    (1,214,320,601)     (3,342,278,802)
                                                                                            ----------------   -----------------
    Net decrease from capital share transactions..........................................       (55,357,091)       (117,687,431)
                                                                                            ----------------   -----------------
Total decrease in net assets..............................................................        (1,347,914)        (14,816,967)
Net assets:
  Beginning of period.....................................................................       542,300,166         557,117,133
                                                                                            ----------------   -----------------
  End of period *.........................................................................   $   540,952,252    $    542,300,166
                                                                                            ----------------   -----------------
                                                                                            ----------------   -----------------
 * Includes undistributed net investment income of........................................   $        58,683    $             --
                                                                                            ----------------   -----------------
                                                                                            ----------------   -----------------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                          GT GLOBAL EUROPE GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                     CLASS A+
                                                    --------------------------------------------------------------------------
                                                      SIX MONTHS
                                                        ENDED                         YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 1997    ---------------------------------------------------------
                                                    (UNAUDITED) (A)  1996 (A)    1995 (A)    1994 (A)    1993 (A)    1992 (A)
                                                    --------------   ---------   ---------   ---------   ---------   ---------
Per Share Operating Performance:
Net asset value, beginning of period..............    $  12.89       $  10.88    $  10.03    $  10.84    $   8.51    $   9.59
                                                    --------------   ---------   ---------   ---------   ---------   ---------
Income from investment operations:
  Net investment income (loss)....................        0.01          (0.03)       0.04        0.06        0.05        0.11**
  Net realized and unrealized gain (loss) on
   investments....................................        1.22           2.16        0.95       (0.69)       2.36       (1.19)
                                                    --------------   ---------   ---------   ---------   ---------   ---------
    Net increase (decrease) from investment
     operations...................................        1.23           2.13        0.99       (0.63)       2.41       (1.08)
                                                    --------------   ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income......................          --             --       (0.10)      (0.05)      (0.06)         --
  From net realized gain on investments...........          --          (0.12)      (0.04)         --          --          --
  In excess of net investment income..............          --             --          --          --       (0.02)         --
  In excess of net realized gain on investments...          --             --          --       (0.13)         --          --
                                                    --------------   ---------   ---------   ---------   ---------   ---------
    Total distributions...........................          --          (0.12)      (0.14)      (0.18)      (0.08)         --
                                                    --------------   ---------   ---------   ---------   ---------   ---------
Net asset value, end of period....................    $  14.12       $  12.89    $  10.88    $  10.03    $  10.84    $   8.51
                                                    --------------   ---------   ---------   ---------   ---------   ---------
                                                    --------------   ---------   ---------   ---------   ---------   ---------

Total investment return (d).......................        9.54% (c)     19.61%       9.86%       (5.8)%      28.3%      (11.3)%
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $446,293       $453,792    $483,375    $646,313    $854,701    $781,607
Ratio of net investment income (loss) to average
 net assets.......................................        0.13% (b)     (0.26)%      0.38%       0.61%        0.6%        1.2%**
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 & 5)...........        1.75% (b)      1.82%       1.83%       1.73%        1.9%        2.0%**
  Without expense reductions......................        1.90% (b)      1.88%       1.89%       1.81%         --*         --*
Portfolio turnover rate++++.......................          94% (b)       123%        108%         91%         67%         65%
Average commission rate per share paid on
 portfolio transactions++++.......................    $ 0.0726       $ 0.0277         N/A         N/A         N/A         N/A

----------------

    + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
   ++  Commencing April 1, 1993, the Fund began offering Class B shares.
  +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
  * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund Class A operating expenses of less than one cent per share. Without such reimbursement, the ratio of expenses to average net assets would have been 2.1% and the ratio of net investment income to average net assets would have been 1.2%.
  (a) Calculated based upon weighted average shares outstanding during the period.
  (b)  Annualized.
  (c)  Not Annualized.
  (d)  Total investment return does not include sales charges.
  N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                          GT GLOBAL EUROPE GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                               CLASS B++
                                                    ---------------------------------------------------------------
                                                                                                         APRIL 1,
                                                      SIX MONTHS                                           1993
                                                        ENDED            YEAR ENDED DECEMBER 31,            TO
                                                    JUNE 30, 1997    -------------------------------   DECEMBER 31,
                                                    (UNAUDITED) (A)  1996 (A)    1995 (A)   1994 (A)     1993 (A)
                                                    --------------   ---------   --------   --------   ------------
Per Share Operating Performance:
Net asset value, beginning of period..............    $  12.73       $  10.81    $  9.97    $ 10.79     $   9.02
                                                    --------------   ---------   --------   --------   ------------
Income from investment operations:
  Net investment income (loss)....................       (0.03)         (0.11)     (0.03)        --           --
  Net realized and unrealized gain (loss) on
   investments....................................        1.21           2.15       0.94      (0.69)        1.85
                                                    --------------   ---------   --------   --------   ------------
    Net increase (decrease) from investment
     operations...................................        1.18           2.04       0.91      (0.69)        1.85
                                                    --------------   ---------   --------   --------   ------------
Distributions to shareholders:
  From net investment income......................          --             --      (0.03)        --        (0.06)
  From net realized gain on investments...........          --          (0.12)     (0.04)        --           --
  In excess of net investment income..............          --             --         --         --        (0.02)
  In excess of net realized gain on investments...          --             --         --      (0.13)          --
                                                    --------------   ---------   --------   --------   ------------
    Total distributions...........................          --          (0.12)     (0.07)     (0.13)       (0.08)
                                                    --------------   ---------   --------   --------   ------------
Net asset value, end of period....................    $  13.91       $  12.73    $ 10.81    $  9.97     $  10.79
                                                    --------------   ---------   --------   --------   ------------
                                                    --------------   ---------   --------   --------   ------------

Total investment return (d).......................        9.27% (c)     18.79%      9.20%     (6.38)%       20.5% (c)
Ratios and supplemental data:
Net assets, end of period (in 000's)..............    $ 93,280       $ 87,092    $73,025    $81,602     $ 34,048
Ratio of net investment income (loss) to average
 net assets.......................................       (0.52)% (b)    (0.91)%    (0.27)%    (0.04)%       (0.1)% (b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 & 5)...........        2.40% (b)      2.47%      2.48%      2.38%         2.6% (b)
  Without expense reductions......................        2.55% (b)      2.53%      2.54%      2.46%          --*
Portfolio turnover rate++++.......................          94% (b)       123%       108%        91%          67%
Average commission rate per share paid on
 portfolio transactions++++.......................    $ 0.0726       $ 0.0277        N/A        N/A          N/A

----------------

    + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
   ++  Commencing April 1, 1993, the Fund began offering Class B shares.
  +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
  * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund Class A operating expenses of less than one cent per share. Without such reimbursement, the ratio of expenses to average net assets would have been 2.1% and the ratio of net investment income to average net assets would have been 1.2%.
  (a) Calculated based upon weighted average shares outstanding during the period.
  (b)  Annualized.
  (c)  Not Annualized.
  (d)  Total investment return does not include sales charges.
  N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                          GT GLOBAL EUROPE GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                                ADVISOR CLASS+++
                                                                                  --------------------------------------------
                                                                                    SIX MONTHS                    JUNE 1, 1995
                                                                                      ENDED         YEAR ENDED         TO
                                                                                  JUNE 30, 1997    DECEMBER 31,   DECEMBER 31,
                                                                                  (UNAUDITED) (A)    1996 (A)       1995 (A)
                                                                                  --------------   ------------   ------------
Per Share Operating Performance:
Net asset value, beginning of period............................................     $ 12.92         $ 10.85        $ 10.24
                                                                                  --------------   ------------   ------------
Income from investment operations:
  Net investment income (loss)..................................................        0.04            0.01           0.08
  Net realized and unrealized gain (loss) on investments........................        1.21            2.18           0.71
                                                                                  --------------   ------------   ------------
    Net increase (decrease) from investment operations..........................        1.25            2.19           0.79
                                                                                  --------------   ------------   ------------
Distributions to shareholders:
  From net investment income....................................................          --              --          (0.14)
  From net realized gain on investments.........................................          --           (0.12)         (0.04)
  In excess of net investment income............................................          --              --             --
  In excess of net realized gain on investments.................................          --              --             --
                                                                                  --------------   ------------   ------------
    Total distributions.........................................................          --           (0.12)         (0.18)
                                                                                  --------------   ------------   ------------
Net asset value, end of period..................................................     $ 14.17         $ 12.92        $ 10.85
                                                                                  --------------   ------------   ------------
                                                                                  --------------   ------------   ------------

Total investment return (d).....................................................        9.67% (c)      20.21%          7.75% (c)
Ratios and supplemental data:
Net assets, end of period (in 000's)............................................     $ 1,379         $ 1,416        $   718
Ratio of net investment income (loss) to average net assets.....................        0.48% (b)       0.09%          0.73% (b)
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 & 5).........................................        1.40% (b)       1.47%          1.48% (b)
  Without expense reductions....................................................        1.55% (b)       1.53%          1.54% (b)
Portfolio turnover rate++++.....................................................          94% (b)        123%           108%
Average commission rate per share paid on portfolio transactions++++............     $0.0726         $0.0277            N/A

----------------

    + All capital shares issued and outstanding as of March 31, 1993, were reclassified as Class A shares.
   ++  Commencing April 1, 1993, the Fund began offering Class B shares.
  +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover rate and average commission rate are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
    * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.
  * * Includes reimbursement by Chancellor LGT Asset Management, Inc. of Fund Class A operating expenses of less than one cent per share. Without such reimbursement, the ratio of expenses to average net assets would have been 2.1% and the ratio of net investment income to average net assets would have been 1.2%.
  (a) Calculated based upon weighted average shares outstanding during the period.
  (b)  Annualized.
  (c)  Not Annualized.
  (d)  Total investment return does not include sales charges.
  N/A  Not applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                          GT GLOBAL EUROPE GROWTH FUND

                                    NOTES TO
                              FINANCIAL STATEMENTS
                           June 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Europe Growth Fund ("Fund"), is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has eight diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and therefore the financial statements may include certain estimates from management.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of Fund shares and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and asked prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued to amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter

                                      F11

                          GT GLOBAL EUROPE GROWTH FUND

into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently market-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At June 30, 1997, stocks with an aggregate value of approximately $65,561,434 were on loan to brokers. The loans were secured by cash collateral of $70,266,365, received by the Fund. Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the period ended June 30, 1997, the Fund received securities lending fees of $232,681. Fees received from securities loaned were used to reduce the Fund's custodian and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $100,715,450, of which $96,233,015 expires in 2000 and $4,482,435 expires in
2001.

                                      F12

                          GT GLOBAL EUROPE GROWTH FUND

(J) DISTRIBUTION TO SHAREHOLDERS
Distribution to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds advised by the Manager, has a line of credit with BankBoston and State Street Bank. The arrangements with the banks allow the Fund to borrow an aggregate maximum amount of $200,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets.

For the period ended June 30, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $14,426,759 with a weighted average interest rate of 6.07%. Interest expense for the period ended June 30, 1997, was $70,522, included in "Other expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Fund's investment manager and administrator. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of the average daily net assets of the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc., an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended June 30, 1997, GT Global retained $17,085 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $21,522 for the period ended June 30, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSC's, in accordance with the Fund's current prospectus. During the period ended June 30, 1997, GT Global collected CDSC's in the amount of $211,559. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

                                      F13

                          GT GLOBAL EUROPE GROWTH FUND

The Manager and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, and 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Trustees who is not an employee, officer or director of GT Capital, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the period ended June 30, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $239,776,963 and $299,635,593, respectively. There were no purchases or sales of U.S. government obligations by the Fund during the period.

4. CAPITAL SHARES
At June 30, 1997, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS

                                                    SIX MONTHS ENDED
                                                      JUNE 30, 1997                            YEAR ENDED
                                                       (UNAUDITED)                         DECEMBER 31, 1996
                                          -------------------------------------  --------------------------------------
CLASS A                                       SHARES              AMOUNT              SHARES              AMOUNT
----------------------------------------  ---------------  --------------------  ----------------  --------------------
Shares sold.............................       74,187,713  $        978,539,574       247,661,557  $      2,968,073,960
Shares issued in connection with
  reinvestment of distributions.........               --                    --           261,336             3,297,924
                                          ---------------  --------------------  ----------------  --------------------
                                               74,187,713           978,539,574       247,922,893         2,971,371,884
Shares repurchased......................      (77,803,899)       (1,031,157,890)     (257,136,969)       (3,090,222,730)
                                          ---------------  --------------------  ----------------  --------------------
Net decrease............................       (3,616,186) $        (52,618,316)       (9,214,076) $       (118,850,846)
                                          ---------------  --------------------  ----------------  --------------------
                                          ---------------  --------------------  ----------------  --------------------

                                                    SIX MONTHS ENDED
                                                      JUNE 30, 1997                            YEAR ENDED
                                                       (UNAUDITED)                         DECEMBER 31, 1996
                                          -------------------------------------  --------------------------------------
CLASS B                                       SHARES              AMOUNT              SHARES              AMOUNT
----------------------------------------  ---------------  --------------------  ----------------  --------------------
Shares sold.............................       12,225,611  $        160,392,499        15,643,994  $        188,596,754
Shares issued in connection with
  reinvestment of distributions.........               --                    --            53,171               663,732
                                          ---------------  --------------------  ----------------  --------------------
                                               12,225,611           160,392,499        15,697,165           189,260,486
Shares repurchased......................      (12,358,370)         (162,879,331)      (15,609,973)         (188,238,304)
                                          ---------------  --------------------  ----------------  --------------------
Net increase (decrease).................         (132,759) $         (2,486,832)           87,192  $          1,022,182
                                          ---------------  --------------------  ----------------  --------------------
                                          ---------------  --------------------  ----------------  --------------------
                                                    SIX MONTHS ENDED
                                                      JUNE 30, 1997                            YEAR ENDED
                                                       (UNAUDITED)                         DECEMBER 31, 1996
                                          -------------------------------------  --------------------------------------
ADVISOR CLASS                                 SHARES              AMOUNT              SHARES              AMOUNT
----------------------------------------  ---------------  --------------------  ----------------  --------------------
Shares sold.............................        1,529,210  $         20,031,437         5,230,224  $         63,929,457
Shares issued in connection with
  reinvestment of distributions.........        --                  --                      2,336                29,544
                                          ---------------  --------------------  ----------------  --------------------
                                          1,529,210......            20,031,437         5,232,560            63,959,001
Shares repurchased......................       (1,541,531)          (20,283,380)       (5,189,081)          (63,817,768)
                                          ---------------  --------------------  ----------------  --------------------
Net increase (decrease).................          (12,321) $           (251,943)           43,479  $            141,233
                                          ---------------  --------------------  ----------------  --------------------
                                          ---------------  --------------------  ----------------  --------------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the period ended June 30, 1997, the Fund's expenses were reduced by $167,503 under these arrangements.

                                      F14

                          GT GLOBAL EUROPE GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                          GT GLOBAL EUROPE GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                          GT GLOBAL EUROPE GROWTH FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                    GT GLOBAL EUROPE GROWTH FUND
          EURSR708086M